EXHIBIT 99

FORM 3 JOINT FILER INFORMATION

Name:                      Barington Companies Equity Partners, L.P.

Address:                 c/o Barington Capital Group, L.P.
             888 Seventh Avenue, 17th Floor
                 New York, New York 10019

Designated Filer:           Barington Capital Group, L.P.

Issuer & Ticker Symbol:      Pep Boys - Manny, Moe & Jack (PBY)

Date of Event Requiring
Statement:               8/17/06

        Signature:                       BARINGTON COMPANIES EQUITY PARTNERS, L.P.
                         By: Barington Companies Investors, LLC, its general partner

                 By: /s/ James A. Mitarotonda
                         Name: James A. Mitarotonda
                         Title: Managing Member

Name:                      Barington Investments, L.P.

Address:                 c/o Barington Capital Group, L.P.
                 888 Seventh Avenue, 17th Floor
                                 New York, New York 10019

Designated Filer:           Barington Capital Group, L.P.

Issuer & Ticker Symbol:      Pep Boys - Manny, Moe & Jack (PBY)

Date of Event Requiring
Statement:               8/17/06

    Signature:                   BARINGTON INVESTMENTS, L.P.
                     By: Barington Companies Advisors, LLC, its general partner

                     By: /s/ James A. Mitarotonda
             Name: James A. Mitarotonda
                     Title: Managing Member

Name:                      Barington Companies Advisors, LLC

Address:                 c/o Barington Capital Group, L.P.
                 888 Seventh Avenue, 17th Floor
             New York, New York 10019

Designated Filer:           Barington Capital Group, L.P.

Issuer & Ticker Symbol:       Pep Boys - Manny, Moe & Jack (PBY)

Date of Event Requiring
Statement:               8/17/06

    Signature:               BARINGTON COMPANIES ADVISORS, LLC

             By: /s/ James A. Mitarotonda
                 Name: James A. Mitarotonda
                     Title: Managing Member

Name:                              Barington Companies Investors, LLC

Address:                 c/o Barington Capital Group, L.P.
                 888 Seventh Avenue, 17th Floor
                 New York, New York 10019

Designated Filer:           Barington Capital Group, L.P.

Issuer & Ticker Symbol:      Pep Boys - Manny, Moe & Jack (PBY)

Date of Event Requiring
Statement:               8/17/06

Signature:                   BARINGTON COMPANIES INVESTORS, LLC

                     By: /s/ James A. Mitarotonda
                     Name: James A. Mitarotonda
                     Title: Managing Member

Name:                      Barington Companies Offshore Fund, Ltd.

Address:                 c/o Bison Financial Services LTD
                 Bison Court Road TownTortola,
                     British Virgin Islands

Designated Filer:           Barington Capital Group, L.P.

Issuer & Ticker Symbol:      Pep Boys - Manny, Moe & Jack (PBY)

Date of Event Requiring
Statement:              8/17/06

Signature                BARINGTON COMPANIES OFFSHORE FUND, LTD.

             By: /s/ James A. Mitarotonda
                 Name: James A. Mitarotonda
             Title: President

Name:                      Barington Offshore Advisors, LLC

Address:                 c/o Barington Capital Group, L.P.
                             888 Seventh Avenue, 17th Floor
                 New York, New York 10019

Designated Filer:           Barington Capital Group, L.P.

Issuer & Ticker Symbol:      Pep Boys - Manny, Moe & Jack (PBY)

Date of Event Requiring
    Statement:              8/17/06

    Signature:               BARINGTON OFFSHORE ADVISORS, LLC

                     By: /s/ James A. Mitarotonda
             Name: James A. Mitarotonda
                     Title: Authorized Signatory

Name:                      LNA Capital Corp.

Address:                 c/o Barington Capital Group, L.P.
                 888 Seventh Avenue, 17th Floor
             New York, New York 10019

Designated Filer:           Barington Capital Group, L.P.

Issuer & Ticker Symbol:      Pep Boys - Manny, Moe & Jack (PBY)

Date of Event Requiring
Statement:                       8/17/06

    Signature:                           LNA CAPITAL CORP.
                     By: /s/ James A. Mitarotonda
             Name: James A. Mitarotonda
                     Title: President and CEO